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                         SECURITIES EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 27, 1997


                           BELDEN & BLAKE CORPORATION
                           --------------------------
            (Exact name of registrant as specified in its charter)


            Ohio                         0-20100                34-1686642
----------------------------    ------------------------  --------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)


5200 Stoneham Road, North Canton, Ohio                           44720
------------------------------------------                  -------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (330) 499-1660
                                                  ----------------

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Item 5.  Other Events
         ------------

         On March 27, 1997, Belden & Blake Corporation (the "Company") and TPG Partners II, L.P. ("TPG") an affiliate of Texas Pacific Group, a private investment partnership, entered into a merger agreement pursuant to which TPG would acquire the Company in a cash merger at a price of $27 per share. Under the terms of the agreement, the Company will become a subsidiary of TPG. A group of managers from the Company will also have an equity interest in the subsidiary. Additional information regarding the proposed transaction is included in the press release filed as an exhibit to this report.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Financial statements of businesses acquired.

                           Not applicable

         (b)      Pro forma financial information.

                           Not applicable

         (c)      Exhibits.

         Exhibit No.                        Description of Document
         -----------                        -----------------------

                  2                         Agreement and Plan of
                                            Merger dated as of March
                                            27, 1997 among TPG Partners
                                            II, L.P., BB Merger Corp.,
                                            and Belden & Blake
                                            Corporation

                  99                        Press Release dated March 31, 1997


Signatures
----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 1997                   BELDEN & BLAKE CORPORATION
                                       (Registrant)

                                       By: /s/ Ronald E. Huff
                                           ------------------------------------
                                           Ronald E. Huff, Senior Vice
                                           President and Chief Financial
                                           Officer


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                                  EXHIBIT INDEX
                                  -------------

                                                                                     Pagination by
     Exhibit No.                      Description                             Sequential Numbering System
     -----------                      -----------                             ---------------------------

          2 Agreement and Plan of Merger, dated as of March 27, 1997 among TPG Partners II,
                       L.P., BB Merger Corp. and Belden & Blake
                       Corporation

         99            Press Release dated March 31, 1997


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